Exhibit 99.1

FOR IMMEDIATE RELEASE

The Necessity Retail REIT Announces Expiration of “Go-Shop” Period For Proposed Merger with Global Net Lease

NEW YORK – June 23, 2023 - The Necessity Retail REIT, Inc. (Nasdaq: RTL/ RTLPP / RTLPO) (“RTL” or “the Company”) announced today the expiration of the 30-day “Go-Shop” period (the “Go-Shop”) set forth in the previously announced definitive merger agreement with Global Net Lease, Inc. (NYSE: GNL). Under the terms of the merger agreement, RTL stockholders will receive 0.670 shares of GNL for each common share of RTL, which represents a total consideration of $7.08 per share based on share prices as of May 23, 2023 and a 35% premium to RTL's 30-day volume-weighted average price for the 30 days prior to May 23, 2023.

During the Go-Shop, at the direction of the Special Committee, representatives of Truist Securities, the financial advisor to the Special Committee, actively solicited over 70 potentially interested third parties. To date, none of the third parties contacted by the Company or its financial advisors, or any other third parties, have made a superior acquisition proposal following the execution of the merger agreement.

Upon expiration of the Go-Shop period, the Company became subject to the “no-shop” provisions contained in the merger agreement limiting the Company’s ability to negotiate acquisition proposals with, or provide non-public information to, third parties, subject to exceptions specified in the merger agreement.

The transaction is anticipated to close in the third quarter of 2023, subject to approval by the Company’s stockholders, GNL’s stockholders and the satisfaction of other customary closing conditions.

Michael Weil, CEO of RTL, commented, “The expiration of the “go shop” period is a significant step towards closing the proposed merger and internalization transactions on our anticipated timeline. We are excited for RTL stockholders to benefit from GNL’s operation as a combined, internalized company and to realize the benefits of the merger, including AFFO per share growth, reduced leverage, greater scale, corporate cost savings and the potential for trading multiple expansion comparable to other net lease REITs of this size and scale.”

About The Necessity Retail REIT Where America Shops

The Necessity Retail REIT, Inc. (Nasdaq: RTL) is a publicly traded real estate investment trust listed on the Nasdaq focused on acquiring and managing a diversified portfolio of primarily service-oriented and traditional retail and distribution related commercial real estate properties in the U.S. Additional information about RTL can be found on its website at www.necessityretailreit.com.

Important Notice

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in the Company, including the adjustments giving effect to the REIT Merger and the Internalization as described in this press release, as well as the potential success that the Company and GNL may have in executing the REIT Merger and Internalization, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause the Company’s actual results, or the Company’s actual results after making adjustments to give effect to the Merger and the Internalization, to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) the Company’s and GNL’s ability to complete the proposed REIT Merger and Internalization on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transactions, (iii) ability of the GNL to obtain lender consent to amend its Second Amended and Restated Credit Facility or any other the GNL loan agreement, if at all, or on terms favorable to the GNL, (iv) risks related to the potential repeal of the Company’s Shareholder’s Rights Plan; (v) risks related to the decrease in the beneficial ownership requirements of the Company’s applicable classes and series of stock; (vi) risks related to diverting the attention of the Company’s and GNL’s management from ongoing business operations, (vii) failure to realize the expected benefits of the proposed transactions, (viii) significant transaction costs or unknown or inestimable liabilities, (ix) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (x) the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (xi) risks related to future opportunities and plans for GNL post-closing, including the uncertainty of expected future financial performance and results of GNL post-closing following completion of the proposed transactions, (xii) the effect of the announcement of the proposed transaction on the ability of the Company and GNL to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships, (xiii) the effect of any downgrade of the Company’s or GNL’s corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (xiv) risks related to the market value of the GNL Common Stock to be issued in the proposed transactions; (xv) other risks related to the completion of the proposed transactions, (xvi) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat the COVID-19, on the Company, the Company’s tenants and the global economy and financial market, (xvii) the risk that one or more parties to the Agreement may not fulfil its obligations under the Agreement, as well as the additional risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transactions, GNL intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of GNL and a joint proxy statement of GNL and RTL. Each party also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. A definitive joint proxy statement/prospectus will be sent to GNL’s stockholders and RTL’s stockholders. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by GNL and RTL with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by GNL with the SEC will be available free of charge on GNL’s website at www.globalnetlease.com or by contacting the GNL’s Investor Relations at investorrelations@globalnetlease.com. Copies of the documents filed by RTL with the SEC will be available free of charge on RTL’s website at www.necessityretailreit.com or by contacting RTL’s Investor Relations at ir@rtlreit.com.

Participants in the Proxy Solicitation

GNL, RTL, Global Net Lease Operating Partnership, L.P., The Necessity Retail REIT Operating Partnership, L.P., AR Global Investments, LLC, Global Net Lease Advisors, LLC, Necessity Retail Advisors, LLC, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about directors and executive officers of GNL is available in the GNL proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023. Information about directors and executive officers of RTL is available in the RTL proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 10, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from GNL and RTL as indicated above.

Contacts:

Investor Relations

ir@rtlreit.com

(866) 902-0063